WINSTON RESOURCES, INC.
                                    535 Fifth Avenue, New York, New York  10017

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 20, 1998

         The undersigned hereby appoints SEYMOUR KUGLER and DAVID SILVER as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Winston Resources, Inc., held of record by the undersigned on April 15, 1998 at the Annual Meeting of Stockholders to be held on May 20, 1998, or any adjournment thereof.

1.       The election of all nominees for directors listed below.
 |_| FOR all nominees (except as marked to the  contrary)
 |_| WITHHOLD  AUTHORITY TO VOTE
Instruction: To withhold authority to vote for any particular nominee, strike a line through that nominee's name in the list below.

Norton Sperling, Todd Kugler, Martin Wolfson, Martin A. Fischer, Martin J. Simon

2.     Approval of the Amendment to the Company's  1996 Stock Plan.
       |_| FOR                   |_|  AGAINST             |_| ABSTAIN

3. Ratification of the selection of Ernst & Young LLP as the Company's independent auditors.
       |_|  FOR                  |_|  AGAINST             |_| ABSTAIN

4. In their discretion upon any other matters which may properly come before such meeting.

                  This Proxy will be voted as specified above.

       This Proxy confers authority to vote "FOR" each proposition listed above unless otherwise indicated.

                                                 (continued on reverse side)

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                       DATE ______________, 1998

                       ---------------------------------
                       Signature

                       -----------------------------------
                       Signature of joint holder, if any

                       Please sign exactly as your name appears to the left. If joint owners, both should sign. Executors, administrators, trustees, etc. should sign and give full titles as such. If the signer is a corporation or partnership, please sign full corporate or partnership name by a duly authorized officer or partner.